investor presentation • First Quarter 2023 Exhibit 99.1

forward looking statements disclosure 2 Certain statements contained in this report which are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as ‘‘believes,’’ ‘‘anticipates,’’ “likely,” “expected,” “estimated,” ‘‘intends’’ and other similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. Examples of forward-looking statements include, but are not limited to, statements we make about (i) our future operating or financial performance, including revenues, income or loss and earnings or loss per share, (ii) future common stock dividends, (iii) our capital structure, including future capital levels, (iv) our plans, objectives and strategies, and (v) the assumptions that underlie our forward-looking statements. As with any forecast or projection, forward-looking statements are subject to inherent uncertainties, risks and changes in circumstances that may cause actual results to differ materially from those set forth in the forward-looking statements. Forward-looking statements are not historical facts but instead express only management’s beliefs regarding future results or events, many of which, by their nature, are inherently uncertain and outside of management’s control. It is possible that actual results and outcomes may differ, possibly materially, from the anticipated results or outcomes indicated in these forward-looking statements. Important factors that could cause actual results to differ materially from those in our forward-looking statements include the following, without limitation: • economic, market, liquidity, credit, interest rate, operational and technological risks associated with the Company’s business; • future credit quality and performance, including our expectations regarding future loan losses and our allowance for credit losses; • the effect of and changes in policies and laws or regulatory agencies, including the Dodd-Frank Wall Street Reform and Consumer Protection Act and other legislation and regulation relating to the banking industry; (iv) management’s ability to effectively execute its business plans; • mergers and acquisitions, including costs or difficulties related to the integration of acquired companies; • the possibility that any of the anticipated benefits of the Company’s acquisitions will not be realized or will not be realized within the expected time period; • the effect of changes in accounting policies and practices; • changes in consumer spending, borrowing and saving and changes in unemployment; • changes in customers’ performance and creditworthiness; • the costs and effects of litigation and of unexpected or adverse outcomes in such litigation; • current and future economic and market conditions, including the effects of changes in housing prices, fluctuations in unemployment rates, U.S. fiscal debt, budget and tax matters, geopolitical matters, and any slowdown in global economic growth; • the adverse impact on the U.S. economy, including the markets in which we operate, of the novel coronavirus, which causes the Coronavirus disease 2019 (“COVID-19”), global pandemic, and the impact on the performance of our loan and lease portfolio, the market value of our investment securities, the availability of sources of funding and the demand for our products; • our capital and liquidity requirements (including under regulatory capital standards, such as the Basel III capital standards) and our ability to generate capital internally or raise capital on favorable terms;

forward looking statements disclosure 3 • financial services reform and other current, pending or future legislation or regulation that could have a negative effect on our revenue and businesses, including the Dodd-Frank Act and other legislation and regulation relating to bank products and services; • the effect of the current interest rate environment or changes in interest rates or in the level or composition of our assets or liabilities on our net interest income, net interest margin and our mortgage originations, mortgage servicing rights and mortgage loans held for sale; • the effect of a fall in stock market prices on our brokerage, asset and wealth management businesses; • a failure in or breach of our operational or security systems or infrastructure, or those of our third-party vendors or other service providers, including as a result of cyber attacks; • the effect of changes in the level of checking or savings account deposits on our funding costs and net interest margin; and • our ability to develop and execute effective business plans and strategies. Additional factors that may cause our actual results to differ materially from those described in our forward-looking statements can be found in our Form 10-K for the year ended December 31, 2022, as well as our other filings with the SEC, which are available on the SEC website at www.sec.gov. All forward-looking statements included in this filing are made as of the date hereof and are based on information available at the time of the filing. Except as required by law, the Company does not assume any obligation to update any forward-looking statement.

About First Financial Bancorp Financial Performance Appendix 4 presentation contents overview 5 Commercial C&I, O-CRE, ABL, Equipment Finance, Treasury, Bannockburn Global Forex Retail Banking Consumer, Small Business Mortgage Banking NASDAQ: FFBC Headquarters: Cincinnati, Ohio Founded: 1863 Banking Centers: 130 Employees: 2,066 Market Cap (3/31/23): $2.1B Dividend Yield (3/31/23): 4.2% CET1 Ratio: 11.00% Wealth Management / Affluent Banking Investment Commercial Real Estate Commercial Finance Oak Street Funding / Franchise Summit Funding Group Lines of Business 2.40% 1Q Adj. PTPP ROAA(2) $16.9B in assets $10.4B/$12.7B loans / deposits $4.9B wealth management (1) 1 Includes brokerage assets under care. 2 Non-GAAP financial measure which management believes facilitates a better understanding of the Company’s financial condition. See Appendix for Non-GAAP reconciliation.

key investment highlights Proven & sustainable business model spanning 160 years • Well managed through past credit cycles • Conservative operating philosophy • Consistent profitability – 130 consecutive quarters Premier Midwest franchise with top quartile performance High quality balance sheet & robust capital position (11.00% CET1) Prudent risk management & credit culture with strong asset quality Increased scale to continue investments in technology Track record of well-executed acquisitions with a well-defined M&A strategy Experienced and proven management team 6

Note: Headquarters loan and deposit balances include special assets, loan marks, and other out of market and corporately held balances. Loan balances exclude PPP balances. complementary market centric strategies Loans $3.0B / Deposits $2.8B Loans $1.7B / Deposits $4.8B Loans $4.1B / Deposits $4.9B 7 Loans $1.7B / Deposits $0.2B

8 key business lines Full suite of diversified financial products for individuals and businesses $16.9 Billion Assets $12.7 Billion Deposits 29.64% Adjusted MRQ ROATCE Diversified financial holding company with comprehensive and innovative solutions for individuals and businesses Wealth & asset management services for individuals and businesses $4.9 Billion Assets Under Care $23.7 Million LTM Revenue $456 Million Record LTM Wealth Advisory Sales ~10,000 Relationships Foreign currency advisory, hedge analytics, and transaction processing for closely held enterprises 9 Offices Across the U.S. $61.7 Million Record LTM Revenue 2,000+ Clients Specialty lender to insurance industry, RIAs, CPAs and indirect auto finance companies $667 Million Loans ~20% YoY Loan Growth 6% of Overall Portfolio Specialty lender to quick-serve restaurant franchisees $259 Million Loans 2% of Overall Portfolio Full-service equipment financing company $400+ Million 2022 Originations 4th Largest Independent U.S. Equipment Finance Platform At Acquisition High Yielding Portfolio

The number of Trust & Investments and RPS relationships are updated as of 9/30/22. All other data as of 12/31/22. diversified lines of business 9

10 revenue growth strategies Distribution Technology Talent Product & Pricing • Regional pricing strategy • Treasury Management product investments • Investments in Product Management DefinedModels • Community • Metro • Headquarters • National • Digital Enterprise Data Management • Investment in data warehouse • Enabling data as a strategic asset • Connection into CRM platform StaffingModel • Defined company FTE targets • Larger salesforce intargeted Lines ofBusiness Culture • Diversity and inclusion is a strategic priority • Refreshed Corporate Strategic Intent • Attraction/recruitment engagement and retention programs Capacity Plans • Increased physical distribution network • Closed 67 locations in last 5 years1 • Aligned sales teams to distribution models Expanded Capabilities • Acquired Bannockburn enabling us to provide foreign exchange services • Rollout of “in-house” derivatives desk capabilities • Investment in Wealth Mgmt.: • Business succession • Fixed income strategies • Alternative investments • Improved digital platform • Acquired Summit providing significant improvement to lease product offering • Acquired Brady Ware Capital specializing in investment banking for mid-sized businesses Talent Expansion • Up-Market Commercial talent acquisition • Added new commercial sales talent to Chicago and Cleveland • Added Chief Transformation Officer; building out team • Added Enterprise ProductExecutive • Added Client Experience Executive Enterprise CRM • Company-wide implementation of SFDC • Marketing automation and sales enablement programdevelopment • Sales Management • Operational Integration Client Experience • Improved Cash Management Platform • Improved Online Banking Product • Blend – MortgageOrigination • nCino – Commercial loan origination and online account opening Digital Transformation • Roadmap Creation • Increased Resource Allocation • Enhanced Client Experience LOB | Go-to-Market 1 Post MainSource merger

digital + technology investments enabling simple, consistent & seamless customer experience across channels & making it easy for associates to provide best-in-class customer service. “ 11 digital + technology investments All dollars shown in millions 1 – Tech Spend consists of data processing, communications, software / equipment depreciation & departmental expenses (primarily salaries & benefits) for the Technology, Digital & Info Security teams. 2 – Total Expense excludes Leasing Business Expense. Tech Spend1 / Total Expense2 12 $58.8 $60.5 $59.0 $55.5 $48.6 $40.8 $31.5 13.8% 14.9%15.1%14.9%14.8% 14.1% 13.6% YTD 2023 (Annualized) 202220212020201920182017 Tech Spend % of Total Expense

• engagement • digital engagement across core customers increased 3.4% vs. Q1 2022 • consumer online banking logins increased 11.2% vs. Q1 2022 • self service • consumer online banking transaction volume increased 7.0% vs. Q1 2022 • customer satisfaction • Q1 2023 consumer mobile app rating: 4.571 digital + technology highlights 1 – Composite rating 2 – Represents core customers active in online / mobile banking over the last 30 days of the quarter. Digital Engagement2 51.5% 52.4% 54.3% 56.3% 56.7% 57.3% 58.4% 58.5% 59.1% 59.5% 60.4% Q320 Q420 Q121 Q221 Q321 Q421 Q122 Q222 Q322 Q422 Q123 % of Core Customers Digitally Engaged 13

About First Financial Bancorp Financial Performance Appendix 14 presentation contents

1Q 2023 results 130th Consecutive Quarter of Profitability 15 • EOP assets decreased $69.4 million compared to the linked quarter to $16.9 billion • EOP loans increased $134.4 million compared to the linked quarter to $10.4 billion • Average deposits increased $179.8 million compared to the linked quarter to $12.8 billion • EOP investment securities decreased $25.2 million compared to the linked quarter Balance Sheet Profitability Asset Quality Income Statement Capital • Noninterest income - $55.5 million; $55.4 million as adjusted1 • Noninterest expense - $116.7 million; $114.6 million as adjusted1 • Efficiency ratio - 54.31%. Adjusted1 efficiency ratio – 53.35% • Effective tax rate of 19.7%. Adjusted1 effective tax rate of 19.8% • Net interest income - $159.3 million • Net interest margin of 4.51% on a GAAP basis; 4.55% on a fully tax equivalent basis1 • Net income - $70.4 million or $0.74 per diluted share. Adjusted1 net income - $71.9 million or $0.76 per diluted share • Return on average assets - 1.69%. Adjusted 1 return on average assets – 1.72% • Return on average shareholders’ equity - 13.71%. Adjusted1 return on average shareholders’ equity - 14.01% • Return on average tangible common equity - 29.02%1. Adjusted1 return on average tangible common equity - 29.64% • Provision expense - $10.5 million • Net charge-offs – $0.0 million. NCOs / Avg. Loans – 0.00% annualized • Classified Assets / Total Assets - 0.94% • NPA / Total Assets – 0.21% • ACL / Total Loans – 1.36% • Total capital ratio – 13.66% • Tier 1 common equity ratio – 11.00% • Tangible common equity ratio – 6.47%. Adjusted1 Tangible common equity ratio– 8.54% • Tangible book value per share – $10.76 1 Non-GAAP financial measure which management believes facilitates a better understanding of the Company’s financial condition. See Appendix for Non-GAAP reconciliation.

1Q 2023 highlights • Quarterly earnings driven by strong net interest margin and record fee income • Adjusted1 earnings per share - $0.76 • Adjusted1 return on assets - 1.72% • Adjusted1 pre-tax, pre-provision return on assets – 2.40% • Adjusted1 return on average tangible common equity – 29.64% • End of period loan balances increased during the period, in line with expectations • EOP loan balances increased $134.4 million compared to the linked quarter; 5.3% on an annualized basis • Growth included a $52.8 million increase in residential mortgage loans; a $39.0 million increase in C&I; and a $37.8 million increase in finance leases • Total average deposit balances increased $179.8 million, or 5.8% annualized • $661.5 million increase in brokered CDs offset declines in transactional accounts due to seasonal trends and rate pressures • $108.7 million increase in retail CDs • Seasonal decline in public fund balances of $184.3 million • Decline of $227.7 million in noninterest bearing deposit balances from linked quarter • Average noninterest bearing deposits were 30.9% of average total deposits at March 31, 2023 • Net interest margin (FTE) increased 8 bps, in line with expectations • 8 bp increase from fourth quarter driven by increasing asset yields • 62 bp increase in loan yields offset 49 bp increase in cost of deposits • Record adjusted1 noninterest income of $55.4 million • Record leasing business revenue of $13.7 million, an increase of $2.5 million, or 22.8% compared to linked quarter • Strong foreign exchange income of $16.9 million, a decrease of $2.7 million, or 13.8%, from linked quarter • Record trust and wealth management fees of $6.3 million • Adjusted1 for $0.1 million gain on investment securities 1 Non-GAAP financial measure which management believes facilitates a better understanding of the Company’s financial condition. See Appendix for Non-GAAP reconciliations. 16

1Q 2023 highlights • Adjusted1 noninterest expense of $114.6 million, a 2.4% decline from fourth quarter • Adjusted1 for $0.5 million of contract termination costs as well as $1.6 million of other costs not expected to recur such as acquisition, severance and branch consolidation costs • $7.7 million decline from fourth quarter driven by lower professional services, tax credit investment write-downs, charitable contributions, and incentive costs • Efficiency ratio of 54.3%; 53.3% as adjusted1 • Allowance for credit loss (ACL) and provision expense increased compared to linked quarter • Total ACL of $161.8 million; provision expense of $10.5 million o Loans and leases - ACL of $141.6 million; 1.36% of total loans o Unfunded Commitments - ACL of $20.2 million • Increase in provision expense driven by loan growth, slowing prepayments and economic forecasts • NPA to total assets of 0.21% • De minimis net charge-offs for the quarter • Nonaccrual loans of $34.6 million; $6.0 million increase compared to linked quarter • Classified assets increased $30.8 million to $159.0 million due to primarily to the downgrade of three relationships • Capital ratios in excess of targets • Total capital ratio of 13.66% • Tier 1 common equity of 11.00%; 17 basis point increase from linked quarter • Tangible book value increased by $0.79, or 8%, to $10.76 due to strong earnings • Tangible common equity increased 52 bps to 6.47%; 8.54%1 excluding ($328.1) million of AOCI • No shares repurchased in first quarter 17 1 Non-GAAP financial measure which management believes facilitates a better understanding of the Company’s financial condition. See Appendix for Non-GAAP reconciliations. .

adjusted net income1 18 The table below lists certain adjustments that the Company believes are significant to understanding its quarterly performance. 1 Non-GAAP financial measure which management believes facilitates a better understanding of the Company’s financial condition. See Appendix for Non-GAAP reconciliations. All dollars shown in thousands, except per share amounts As Reported Adjusted 1 As Reported Adjusted 1 Net interest income 159,318$ 159,318$ 157,896$ 157,896$ Provision for credit losses-loans and leases 8,644$ 8,644$ 8,689$ 8,689$ Provision for credit losses-unfunded commitments 1,835$ 1,835$ 1,341$ 1,341$ Noninterest income 55,543$ 55,543$ 56,035$ 56,035$ less: gains (losses) on security transactions - 121 A - 922 A Total noninterest income 55,543$ 55,422$ 56,035$ 55,113$ Noninterest expense 116,693$ 116,693$ 124,442$ 124,442$ less: tax credit investment - 104 A - 6,406 A less: Summit acquistion costs - 31 A - 149 A less: other - 2,000 A - 558 A Total noninterest expense 116,693$ 114,558$ 124,442$ 117,329$ Income before income taxes 87,689$ 89,703$ 79,459$ 85,650$ Income tax expense 17,286$ 17,286$ 10,373$ 10,373$ plus: after-tax impact of tax credit investment @ 21% - 82 - 5,061 plus: tax effect of adjustments (A) @ 21% statutory rate - 423 - 1,300 Total income tax expense 17,286$ 17,791$ 10,373$ 16,734$ Net income 70,403$ 71,912$ 69,086$ 68,916$ Net earnings per share - diluted 0.74$ 0.76$ 0.73$ 0.73$ Pre-tax, pre-provision return on average assets 2.35% 2.40% 2.12% 2.26% 1Q 2023 4Q 2022 profitability 19 Return on Average Assets Return on Avg Tangible Common Equity Diluted EPS 1 Non-GAAP financial measure which management believes facilitates a better understanding of the Company’s financial condition. See Appendix for Non-GAAP reconciliation. Efficiency Ratio $0.74$0.73 $0.59$0.55 $0.44 $0.76 $0.73 $0.61 $0.56 $0.46 1Q234Q223Q222Q221Q22 Diluted EPS Adjusted EPS 1 29.02%29.93% 22.29%20.68% 14.93% 29.64%29.86% 23.12% 21.26% 15.75% 1Q234Q223Q222Q221Q22 ROATCE Adjusted ROATCE 1 69.6% 61.8% 69.3% 58.2% 54.3% 67.7% 60.9% 58.5% 55.1% 53.3% 1Q22 2Q22 3Q22 4Q22 1Q23 Efficiency Ratio Adjusted Efficiency Ratio 1 1.69%1.63% 1.35%1.28% 1.03% 1.72%1.63% 1.40% 1.31% 1.09% 1Q234Q223Q222Q221Q22 ROA Adjusted ROA 1

net interest income & margin 20 Net Interest Margin (FTE) 1Q23 NIM (FTE) Progression Net Interest Income All dollars shown in millions 4Q22 4.47% Asset yields/mix 0.55% Deposit & funding costs/mix -0.51% Accretion/other 0.04% 1Q23 4.55% 4.39%4.28% 3.78% 3.24% 2.93% 0.12% 0.15% 0.12% 0.11% 0.11% 0.04% 0.04% 0.07% 0.08% 0.07% 4.55% 4.47% 3.98% 3.45% 3.16% 1Q234Q223Q222Q221Q22 Basic Margin (FTE) Loan Fees Loan Accretion PPP Fees $4.3 $5.0 $4.2 $3.9 $3.7 $1.1$1.2 $2.3 $2.6 $2.2 $0.6 $1.7 $159.3$157.9 $137.9 $117.0 $106.3 1Q234Q223Q222Q221Q22 Loan Fees Loan Accretion PPP Interest/Fees

21 1NII – Year 1 impact, represents percentage change for immediate parallel changes in rates. 2Reflects percentage of loans classified as variable rate and repricing in ≤ 1yr, hybrid variable rate repricing in > 1yr, or fixed rate, including loans held for sale. 3Schedule reflects remaining maturity or repricing frequency for all fixed rate loans or hybrid variable rate loans repricing in > 1yr, including loans held for sale. asset sensitive balance sheet position Net Interest Income Sensitivity 1 Loans - Variable Exposure2 Fixed/Hybrid Years to Maturity/Repricing3 11% 7% 8% 74% ≤1 yr 1-2 yrs 2-3 yrs > 3 yrs -6.3% 4.3% 7.7% -100 bps +100 bps +200 bps Variable ≤ 1yr 65% Hybrid > 1yr 7% Fixed 28%

liquidity and beta profile 22 1Historical data adjusted for the merger with MainSource Financial Group, Inc. using the sum of the individual components. Historical Deposit and Loan Betas1 Total Deposit Beta Loan Beta Liquidity Trends 24% 33% 21% 3Q15-2Q19 Fed Cycle (+225bps) 3Q19-4Q21 Fed Cycle (-225bps) 1Q22-1Q23 Fed Cycle (+475bps) 53% 77% 65% 3Q15-2Q19 Fed Cycle (+225bps) 3Q19-4Q21 Fed Cycle (-225bps) 1Q22-1Q23 Fed Cycle (+475bps) 28% 29% 30% 29% 28% 26% 25% 24% 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 Cash + Securities / Assets 76% 74% 72% 72% 77% 79% 81% 82% 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 Loans / Deposits Ratio

noninterest income 23 Noninterest Income 1Q23 Highlights All dollars shown in thousands • Total fee income 25.9% of net revenue • Foreign exchange income of $16.9 million; decreased $2.7 million, or 13.8%, from record fourth quarter • Record leasing business income of $13.7 million; increased $2.5 million, or 22.8%, from the linked quarter • Record trust and wealth management fees of $6.3 million increased $0.7 million, or 12.1%, from the linked quarter • Deposit service charge income of $6.5 million; increased $0.1 million, or 1.7%, from the linked quarter • Mortgage banking income of $2.3 million; increased $0.1 million, or 5.8%, from the linked quarter • Client derivative income of $1.0 million; $0.8 million, or 44.8%, decrease from the linked quarter Service Charges $6,514 12% Wealth Mgmt $6,334 11% Bankcard income $3,592 7% Client derivative fees $1,005 2% Foreign exchange income $16,898 30% Leasing business income $13,664 25% Mortgage origination income $2,335 4% Other $5,201 9% Total $55.5 million noninterest expense 24 Noninterest Expense 1Q23 Highlights All dollars shown in thousands • Core expenses decreased due to fewer professional services expenses in the current period as well as elevated incentive costs and charitable donations in the fourth quarter • Adjustments include: • $0.5 million of contract termination costs • $1.6 million of other costs not expected to recur such as acquisition, branch consolidation and severance costs Salaries and benefits $72,254 62% Occupancy and equipment $9,002 8% Data processing $9,020 8% Professional services $1,946 1% Intangible amortization $2,600 2% Leasing business expense $7,938 7% Other $13,933 12% Total $116.7 million average balance sheet 25 Average Loans Average Securities Average Deposits All dollars shown in millions 1 Includes loans fees and loan accretion. $3,635$3,705$4,003$4,118$4,308 3.94%3.68% 3.11% 2.78% 2.50% 1Q234Q223Q222Q221Q22 Average Investment Securities Investment Securities Yield $10,373$10,059$9,597$9,368$9,267 6.63% 6.01% 5.05% 4.16% 3.82% 1Q234Q223Q222Q221Q22 Gross Loans Loan Yield (Gross) 1 $12,812$12,632$12,371$12,538$12,784 1.00% 0.51% 0.20% 0.09%0.08% 1Q234Q223Q222Q221Q22 Total Deposits Cost of Deposits

deposits 26 Deposit Product Mix (Avg) 1Q23 Average Deposit Progression All dollars shown in millions Total growth/(decline): $179.8 million -$227.7 -$99.7 -$39.6 -$39.1 $108.7 $661.5 -$184.3 Noninterest-bearing Interest-bearing demand Savings Money Markets Retail CDs Brokered CDs Public Funds Noninterest- bearing $3,788 30% Interest-bearing demand $1,691 13% Savings $1,359 11% Money Markets $2,074 16% Retail CDs $950 7% Brokered CDs $1,108 9% Public Funds $1,842 14% Total $12.8 billion average deposit trends 27 All dollars shown in millions, except for uninsured deposits, which are shown in billions Business Public Funds Personal Uninsured Deposits $5,903$5,910 $6,095 $6,232$6,171 $5,986 1Q234Q223Q222Q221Q224Q21 $3,881 $4,133$4,052$4,051 $4,192 $4,300 1Q234Q223Q222Q221Q224Q21 $1,842 $2,026$2,005$2,082$2,121$2,109 1Q234Q223Q222Q221Q224Q21 Uninsured deposits (per call report instructions) 4,937$ Less: Public funds 1,591 Less: Intercompany deposits 462 Adjusted uninsured deposits 2,885 Borrowing capacity 5,245 Borrowing capacity in excess of adjusted uninsured deposits $ 2,360 Borrowing capacity as a % of adjusted uninsured deposits 181.8% Adjusted uninsured deposits to total deposits 22.8%

deposit concentrations 28 Business Deposits by Sector All dollars shown in millions NAICS Sector 3/31/23 % of Total Deposits Manufacturing $534.8 4.2% Real Estate and Rental and Leasing 457.0 3.6% Finance and Insurance 421.9 3.3% Construction 321.6 2.5% Other Services (except Public Administration) 290.7 2.3% Professional, Scientific, and Technical Services 282.4 2.2% Health Care and Social Assistance 228.3 1.8% Retail Trade 184.5 1.5% Accommodation and Food Services 143.3 1.1% Wholesale Trade 122.5 1.0% Agriculture, Forestry, Fishing and Hunting 96.1 0.8% Administrative and Support and Waste Management 85.7 0.7% Transportation and Warehousing 73.4 0.6% Arts, Entertainment, and Recreation 62.8 0.5% Educational Services 54.0 0.4% Other 333.2 2.6% Grand Total $3,692.0 29.1%

29 Borrowing Capacity • Interest-bearing deposits with other banks of $306 million • Investment securities portfolio: • 98% of investment portfolio classified as available-for-sale • $704 million of expected cash flow from securities portfolio in next 12 months • $278 million of securities available to be sold at breakeven • $676 million of floating rate securities with minimal losses • Portfolio duration of 4.4 years at 3/31 borrowing capacity & cash/investment liquidity Cash/Investment Liquidity (dollars shown in thousands) FHLB borrowing availability 488,174$ Fed Discount Window availability 952,015 Brokered CDs/Deposit placement services 2,116,732 Fed funds 1,688,000 Total as of March 31, 2023 5,244,922$

loan portfolio 30 Loan LOB Mix (EOP) Net Loan Change-LOB (Linked Quarter) All dollars shown in millions Total growth/(decline): $134.4 million ICRE $3,542 34% Commercial & Small Business Banking $3,367 32% Oak Street $666 6% Franchise $259 3% Summit $391 4% Consumer $959 9% Mortgage $1,246 12% Other $3 0% Total $10.4 Billion $16.4 $5.4 -$3.7 -$16.5 $84.1 -$14.1 $62.9 -$0.1 ICRE Commercial & Small Business Banking Oak Street Franchise Summit Consumer Mortgage Other

loan concentrations 31 C&I and Owner Occupied CRE Loans by Sector1 Investor CRE Loans by Property Type All dollars shown in millions 1 Excludes Summit Funding Group NAICS Sector 3/31/23 % of Total Loans Real Estate and Rental and Leasing $784.8 7.5% Finance and Insurance 771.9 7.4% Manufacturing 592.1 5.7% Accommodation and Food Services 333.3 3.2% Health Care and Social Assistance 261.3 2.5% Construction 222.2 2.1% Professional, Scientific, and Technical Services 204.2 2.0% Retail Trade 189.5 1.8% Other Services (except Public Administration) 167.3 1.6% Agriculture, Forestry, Fishing and Hunting 148.3 1.4% Wholesale Trade 135.1 1.3% Transportation and Warehousing 129.4 1.2% Administrative and Support and Waste Management 89.2 0.9% Arts, Entertainment, and Recreation 72.6 0.7% Public Administration 63.5 0.6% Other 131.3 1.3% Grand Total $4,295.9 41.1% Property Type 3/31/23 % of Total Loans Residential Multi Family 5+ $958.8 9.2% Retail Property 808.0 7.7% Office 499.2 4.8% Industrial 401.9 3.8% Hospital/Nursing Home 359.7 3.4% Hotel 275.4 2.6% Land 83.7 0.8% Residential 1-4 Family 79.5 0.8% Other Real Estate 47.6 0.5% Other 28.3 0.3% Grand Total $3,542.2 33.9%

area of focus - office portfolio (non-owner occupied)1 32 Office Property Type 1 All graphs depicted on this slide only include office loans greater than $2.5 million. All dollars shown in millions • $499 million balance represents 4.8% of total loan portfolio • $100 million are less than $2.5 million individually; 100% pass risk rating • $399 managed by investor real estate line of business • Average LTV of 64% • Majority of exposure is in our metro markets and secured by suburban Class A & Class B assets with recourse to the sponsor • No exposure to gateway cities • $9 million rated substandard or worse Office Property Footprint Office Property Market $266 67% $128 32% $5 1% Suburban Urban Small Market $344 86% $39 10% $16 4% General Office Medical Mixed Use $298 75% $101 25% Footprint Out of Footprint

current expected credit losses - loans and leases 33 ACL / Total Loans 1Q23 Highlights All dollars shown in thousands • $161.8 million combined ACL; $10.5 million combined provision expense • $141.6 million ACL – loans and leases; increase driven by loan growth, slower prepayment rates and economic forecasts; 1.36% of loan balances • Utilized Moody’s March baseline forecast in quantitative model • $20.2 million ACL – unfunded commitments ACL by Loan Type All dollars shown in millions 1Q22 2Q22 3Q22 4Q22 1Q23 Loans Commercial and industrial 37,783$ 39,179$ 41,032$ 42,313$ 45,905$ Lease financing 2,093 2,212 2,450 3,571 3,950 Real estate -construction 11,410 11,965 14,046 13,527 13,646 Real estate - commercial 51,512 39,856 38,071 41,106 42,020 Real estate - residential 6,152 7,383 9,422 12,684 15,536 Home equity 9,676 10,980 11,620 12,447 13,380 Installment 1,075 1,189 4,855 4,945 4,693 Credit card 4,429 5,121 2,600 2,384 2,461 ACL-loan and lease losses 124,130$ 117,885$ 124,096$ 132,977$ 141,591$ ACL-unfunded commitments 13,179$ 16,661$ 17,046$ 18,388$ 20,223$ $141.6 $133.0 $124.1$117.9$124.1 1.36% 1.29% 1.27%1.25% 1.34% 1Q234Q223Q222Q221Q22 Allowance for Credit Losses ACL / Total Loans

asset quality 34 Nonperforming Assets / Total AssetsClassified Assets / Total Assets Net Charge Offs & Provision Expense1 1 Provision includes both loans & leases and unfunded commitments. All dollars shown in millions $159.0 $128.1 $115.0$119.8 $106.8 0.94% 0.75% 0.69% 0.74% 0.67% 1Q234Q223Q222Q221Q22 Classified Assets Classified Assets / Total Assets $34.8 $39.8 $47.4$50.2$53.6 0.21%0.23%0.28%0.31%0.33% 1Q234Q223Q222Q221Q22 NPAs NPAs / Total Assets $2.3 $2.0 $1.7 $(0.2) $0.0 -$5.8 -$0.8 $8.3 $10.0 $10.5 0.00%-0.01% 0.07%0.08%0.10% 1Q22 2Q22 3Q22 4Q22 1Q23 NCOs Provision Expense NCOs / Average Loans

capital 35 Tier 1 Common Equity Ratio Total Capital Ratio Tangible Common Equity Ratio 3/31 Risk Weighted Assets = $13,025,552 All capital numbers are considered preliminary. 1 Non-GAAP financial measure which management believes facilitates a better understanding of the Company’s financial condition. See Appendix for Non-GAAP reconciliation. Adjusted TCE excludes impact from AOCI. Tier 1 Capital Ratio 11.00%10.83%10.82%10.91%10.87% 7.00% 1Q234Q223Q222Q221Q22 Tier 1 Common Equity Ratio Basel III minimum 11.34%11.17%11.17%11.28%11.24% 8.50% 1Q234Q223Q222Q221Q22 Tier 1 Capital Ratio Basel III minimum 13.66%13.64%13.73%13.94%13.97% 10.50% 1Q234Q223Q222Q221Q22 Total Capital Ratio Basel III minimum 6.95% 6.40% 5.79% 5.95% 6.47% 7.90% 8.01% 8.07% 8.20% 8.54% 1Q22 2Q22 3Q22 4Q22 1Q23 TCE ratio Adjusted TCE ratio 1 capital ratios including all unrealized losses1 36 Tier 1 Common Equity Ratio Total Capital Ratio 3/31 Risk Weighted Assets = $13,025,552 All capital numbers are considered preliminary. 1 Assumes Company holds cash proceeds of securities sales. Tier 1 Capital Ratio 9.37%8.93%8.83% 9.90% 10.78% 7.00% 1Q234Q223Q222Q221Q22 Tier 1 Common Equity Ratio Basel III minimum1 9.74%9.30%9.21% 10.30% 11.19% 8.50% 1Q234Q223Q222Q221Q22 Tier 1 Capital Ratio Basel III minimum1 12.23%11.96%11.99% 13.22% 14.18% 10.50% 1Q234Q223Q222Q221Q22 Total Capital Ratio Basel III minimum 1 capital strategy 37 Strategy & Deployment Tangible Book Value Per Share • 4.2% annualized dividend yield • 30.9% of 1Q23 earnings returned to shareholders through common dividend • Most recent internal stress testing indicates capital ratios above regulatory minimums in all modeled scenarios • Common dividend expected to remain unchanged in near-term • No shares repurchased in 1Q23; no plans to repurchase shares in near- term• 8% increase in TBV per share driven by strong earnings during the period $10.76 $9.97 $9.48 $10.27 $10.97 1Q234Q223Q222Q221Q22 Tangible Book Value per Share

outlook commentary1 • Loan balances to grow mid single digits in near-term • Deposit balances to stabilize in near-term • Investment portfolio to decline as loan portfolio grows 38 • Expected to be $118 - 120 million • Stable excluding growth in leasing business expense • Incentive expense will fluctuate with fee income Noninterest Expense Net Interest Margin Balance Sheet Credit • Continued stability in credit quality trends • ACL coverage expected to be slightly higher • Uncertainty regarding inflation and macroeconomic environment Noninterest Income • Total fee income expected to be $57 - 59 million • Modestly lower excluding growth in leasing business income 1 See Forward Looking Statement Disclosure on page 2-3 of this presentation for a discussion of factors that could affect management’s expectations and results in future periods. • Expected to be 4.35% - 4.45% with additional 25 bp Fed Funds hike in May • Uncertainty remains around Fed Funds path, deposit repricing, loan growth Capital • Expect to maintain dividend at current levels

About First Financial Bancorp Financial Performance Appendix 39 presentation contents appendix: our markets 40 • Greater Cincinnati/Dayton • Loans $4.5 billion • Deposits $6.0 billion • Deposit Market Share T- #4 (2.7%) • Banking Centers 50 • Fortune 500 Companies 8 • Indianapolis • Loans $1.0 billion • Deposits $0.7 billion • Deposit Market Share #14 (1.2%) • Banking Centers 9 • Fortune 500 Companies 2 • Columbus, OH • Loans $1.3 billion • Deposits $0.4 billion • Deposit Market Share #18 (0.4%) • Banking Centers 4 • Fortune 500 Companies 5 • National • Loans $1.7 billion • Deposits $0.2 billion • Louisville • Loans $0.3 billion • Deposits $0.6 billion • Deposit Market Share #12 (1.3%) • Banking Centers 6 • Fortune 500 Companies 3 • Community Markets • Loans $1.7 billion • Deposits $4.8 billion • Banking Centers 61 All numbers as of 3/31/2023 except deposit market share which is as of 6/30/2022. Greater Cincinnati/Dayton and deposit balances include special assets, loan marks, and other out of market and corporately held balances. Loan balances exclude PPP balances.

The Company’s Investor Presentation contains certain financial information determined by methods other than in accordance with accounting principles generally accepted in the United States (GAAP). Such non-GAAP financial information should be considered supplemental to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. However, we believe that non-GAAP reporting provides meaningful information and therefore we use it to supplement our GAAP information. We have chosen to provide this supplemental information to investors, analysts and other interested parties to enable them to perform additional analyses of operating results, to illustrate the results of operations giving effect to the non-GAAP adjustments and to provide an additional measure of performance. We believe this information is helpful in understanding the results of operations separate and apart from items that may, or could, have a disproportional positive or negative impact in any given period. For a reconciliation of the differences between the non-GAAP financial measures and the most comparable GAAP measures, please refer to the following reconciliation tables. to GAAP Reconciliation 41 appendix: non-GAAP measures appendix: non-GAAP to GAAP reconciliation 42 All dollars shown in thousands Net interest income and net interest margin - fully tax equivalent Mar. 31, Dec. 31, Sep. 30, June 30, Mar. 31, 2023 2022 2022 2022 2022 Net interest income 159,318$ 157,896$ 137,892$ 117,010$ 106,345$ Tax equivalent adjustment 1,424 1,553 1,712 1,625 1,467 Net interest income - tax equivalent 160,742$ 159,449$ 139,604$ 118,635$ 107,812$ Average earning assets 14,326,645$ 14,136,477$ 13,917,815$ 13,780,243$ 13,848,596$ Net interest margin 1 4.51% 4.43% 3.93% 3.41% 3.11 % Net interest margin (fully tax equivalent) 1 4.55% 4.47% 3.98% 3.45% 3.16 % Three months ended 1 Margins are calculated using net interest income annualized divided by average earning assets. The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 21% tax rate. Management believes that it is a standard practice in the banking industry to present net interest margin and net interest income on a fully tax equivalent basis. Therefore, management believes these measures provide useful information to investors by allowing them to make peer comparisons. Management also uses these measures to make peer comparisons.

appendix: non-GAAP to GAAP reconciliation 43 All dollars shown in thousands Additional non-GAAP ratios Mar. 31, Dec. 31, Sep. 30, June 30, Mar. 31, (Dollars in thousands, except per share data) 2023 2022 2022 2022 2022 Net income (a) 70,403$ 69,086$ 55,705$ 51,520$ 41,301$ Average total shareholders' equity 2,082,210 2,009,564 2,089,179 2,099,670 2,225,495 Less: Goodwill (1,005,713) (998,575) (999,690) (999,958) (1,000,238) Other intangibles (92,587) (95,256) (97,781) (100,354) (103,033) Average tangible equity (b) 983,910 915,733 991,708 999,358 1,122,224 Total shareholders' equity 2,121,496 2,041,373 1,994,132 2,068,670 2,137,445 Less: Goodwill (1,005,738) (1,001,507) (998,422) (999,959) (999,959) Other intangibles (91,169) (93,919) (96,528) (99,019) (101,673) Ending tangible equity (c) 1,024,589 945,947 899,182 969,692 1,035,813 Less: AOCI (328,059) (358,663) (354,570) (243,328) (142,477) Ending tangible equity less AOCI (d) 1,352,648 1,304,610 1,253,752 1,213,020 1,178,290 Total assets 16,933,884 17,003,316 16,623,793 16,243,714 16,009,150 Less: Goodwill (1,005,738) (1,001,507) (998,422) (999,959) (999,959) Other intangibles (91,169) (93,919) (96,528) (99,019) (101,673) Ending tangible assets (e) 15,836,977 15,907,890 15,528,843 15,144,736 14,907,518 Risk-weighted assets (f) 13,025,552 12,923,233 12,467,422 11,982,860 11,705,447 Total average assets 16,942,999 16,767,598 16,385,989 16,185,978 16,184,919 Less: Goodwill (1,005,713) (998,575) (999,690) (999,958) (1,000,238) Other intangibles (92,587) (95,256) (97,781) (100,354) (103,033) Average tangible assets (g) 15,844,699$ 15,673,767$ 15,288,518$ 15,085,666$ 15,081,648$ Ending shares outstanding (h) 95,190,406 94,891,099 94,833,964 94,448,792 94,451,496 Ratios Return on average tangible shareholders' equity (a)/(b) 29.02% 29.93% 22.29% 20.68% 14.93% Ending tangible equity as a percent of: Ending tangible assets (c)/(e) 6.47% 5.95% 5.79% 6.40% 6.95% Risk-weighted assets (c)/(f) 7.87% 7.32% 7.21% 8.09% 8.85% Ending tangible equity excluding AOCI as a percent of: Ending tangible assets (d)/(e) 8.54% 8.20% 8.07% 8.01% 7.90% Average tangible equity as a percent of average tangible assets (b)/(g) 6.21% 5.84% 6.49% 6.62% 7.44% Tangible book value per share (c)/(h) 10.76$ 9.97$ 9.48$ 10.27$ 10.97$ Three months ended, appendix: non-GAAP to GAAP reconciliation 44 All dollars shown in thousands Additional non-GAAP measures 3Q22 2Q22 As Reported Adjusted As Reported Adjusted As Reported Adjusted As Reported Adjusted Net interest income (f) 159,318$ 159,318$ 157,896$ 157,896$ 137,892$ 137,892$ 117,010$ 117,010$ Provision for credit losses-loans and leases (j) 8,644 8,644 8,689 8,689 7,898 7,898 (4,267) (4,267) Provision for credit losses-unfunded commitments (j) 1,835 1,835 1,341 1,341 386 386 3,481 3,481 Noninterest income 55,543 55,543 56,035 56,035 42,534 42,534 49,778 49,778 less: gains (losses) on security transactions 121 922 (880) (1,054) less: other - - - - Total noninterest income (g) 55,543 55,422 56,035 55,113 42,534 43,414 49,778 50,832 Noninterest expense 116,693 116,693 124,442 124,442 125,068 125,068 103,034 103,034 less: tax credit investments 104 6,406 17,212 104 less: Summit acquisition costs 31 149 76 100 less: Other 2,000 558 1,671 666 Total noninterest expense (e) 116,693 114,558 124,442 117,329 125,068 106,109 103,034 102,164 Income before income taxes (i) 87,689 89,703 79,459 85,650 47,074 66,913 64,540 66,464 Income tax expense 17,286 17,286 10,373 10,373 (8,631) (8,631) 13,020 13,020 plus: tax effect of adjustments 82 5,061 13,598 82 plus: after-tax impact of tax credit investments @ 21% 423 1,300 4,166 404 Total income tax expense (h) 17,286 17,791 10,373 16,734 (8,631) 9,133 13,020 13,506 Net income (a) 70,403$ 71,912$ 69,086$ 68,916$ 55,705$ 57,780$ 51,520$ 52,958$ Average diluted shares (b) 95,190 95,190 94,832 94,832 94,794 94,794 94,450 94,450 Average assets (c) 16,942,999 16,942,999 16,767,598 16,767,598 16,385,989 16,385,989 16,185,978 16,185,978 Average shareholders' equity 2,082,210 2,082,210 2,009,564 2,009,564 2,089,179 2,089,179 2,099,670 2,099,670 Less: Goodwill and other intangibles (1,098,300) (1,098,300) (1,093,831) (1,093,831) (1,097,471) (1,097,471) (1,100,312) (1,100,312) Average tangible equity (d) 983,910 983,910 915,733 915,733 991,708 991,708 999,358 999,358 Ratios Net earnings per share - diluted (a)/(b) 0.74$ 0.76$ 0.73$ 0.73$ 0.59$ 0.61$ 0.55$ 0.56$ Return on average assets - (a)/(c) 1.69% 1.72% 1.63% 1.63% 1.35% 1.40% 1.28% 1.31% Pre-tax, pre-provision return on average assets - ((a)+(j)+(h))/(c) 2.35% 2.40% 2.12% 2.26% 1.34% 1.82% 1.58% 1.63% Return on average tangible shareholders' equity - (a)/(d) 29.02% 29.64% 29.93% 29.86% 22.29% 23.12% 20.68% 21.26% Efficiency ratio - (e)/((f)+(g)) 54.3% 53.3% 58.2% 55.1% 69.3% 58.5% 61.8% 60.9% Effective tax rate - (h)/(i) 19.7% 19.8% 13.1% 19.5% -18.3% 13.6% 20.2% 20.3% (Dollars in thousands, except per share data) 1Q23 4Q22

45 First Financial Bancorp First Financial Center 255 East Fifth Street Cincinnati, OH 45202